                                    EXHIBIT 1

                                    AGREEMENT

         The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D/A dated February 16, 2001, which this Agreement is filed as an exhibit, are filed on behalf of each of them.


Date: February 16, 2001           ENCAP EQUITY 1996 LIMITED PARTNERSHIP

                                  By: EnCap Investments L.L.C., General Partner


                                  /s/ Robert L. Zorich
                                  ----------------------------------------------
                                       Robert L. Zorich
                                       Managing Director


Date: February 16, 2001           ENCAP INVESTMENTS L.L.C.


                                  /s/ Robert L. Zorich
                                  ----------------------------------------------
                                       Robert L. Zorich
                                       Managing Director

                                   SCHEDULE I
                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS,
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of (i) the managing directors of EnCap Investments, (ii) the directors and officers of El Paso Merchant Energy Holding Company, and (iii) the directors and officers of El Paso Corporation, are set forth below:




                                                                                  Name, Principal Business Address of
                                                                                    Organization in which Principal
            Name and                Capacity in Which          Principal                       Occupation
        Business Address                  Serves              Occupation                      is Conducted
        ----------------            ------------------      --------------        ------------------------------------

(i) EnCap Investments L.L.C.

David B. Miller                         Managing           Managing Director            EnCap Investments L.L.C.
1100 Louisiana                          Director                 EnCap                 1100 Louisiana, Suite 3150
Suite 3150                                EnCap           Investments L.L.C.               Houston, TX 77002
Houston, TX 77002                      Investments
                                         L.L.C.

Gary R. Petersen                        Managing           Managing Director            EnCap Investments L.L.C.
1100 Louisiana                          Director                 EnCap                 1100 Louisiana, Suite 3150
Suite 3150                                EnCap           Investments L.L.C.               Houston, TX 77002
Houston, TX 77002                      Investments
                                         L.L.C.

D. Martin Phillips                      Managing           Managing Director            EnCap Investments L.L.C.
1100 Louisiana                          Director                 EnCap                 1100 Louisiana, Suite 3150
Suite 3150                                EnCap           Investments L.L.C.               Houston, TX 77002
Houston, TX 77002                      Investments
                                         L.L.C.

Robert L. Zorich                        Managing           Managing Director            EnCap Investments L.L.C.
3811 Turtle Creek Blvd.                 Director                 EnCap                  3811 Turtle Creek Blvd.,
Suite 1080                                EnCap           Investments L.L.C.                   Suite 1080
Dallas, TX 75219                       Investments                                        Dallas, Texas 75219
                                         L.L.C.

                                                                                  Name, Principal Business Address of
                                                                                    Organization in which Principal
            Name and                Capacity in Which          Principal                       Occupation
        Business Address                  Serves              Occupation                      is Conducted
        ----------------            ------------------      --------------        ------------------------------------
(ii)El Paso Merchant Energy Holding Company

Ralph Eads                        President, Merchant         President, Merchant Energy            El Paso Merchant Energy
1001 Louisiana Street              Energy Group and                      Group                        Holding Corporation
Houston, Texas 77002                   Director                                                      1001 Louisiana Street
                                                                                                     Houston, Texas 77002

Clark C. Smith                    President, Merchant         President, Merchant Energy            El Paso Merchant Energy
1001 Louisiana Street                Energy North                    North America                    Holding Corporation
Houston, Texas 77002                  America and                                                    1001 Louisiana Street
                                       Director                                                      Houston, Texas 77002

Jack B. Holmes                      Chief Operating            Chief Operating Officer,             El Paso Merchant Energy
1001 Louisiana Street              Officer, Merchant             Merchant Energy Group                Holding Corporation
Houston, Texas 77002                 Energy Group                                                    1001 Louisiana Street
                                                                                                     Houston, Texas 77002

Kathleen M. Eisbrenner              Vice President,             Vice President, Senior              El Paso Merchant Energy
1001 Louisiana Street               Senior Managing           Managing Director, Merchant             Holding Corporation
Houston, Texas 77002             Director and Director               Energy Group                    1001 Louisiana Street
                                                                                                     Houston, Texas 77002

Timothy D. Bourn                  Vice President and           Vice President and Senior            El Paso Merchant Energy
1001 Louisiana Street               Senior Managing           Managing Director, Merchant             Holding Corporation
Houston, Texas 77002                   Director                      Energy Group                    1001 Louisiana Street
                                                                                                     Houston, Texas 77002

Larry M. Kellerman                Vice President and           Vice President and Senior            El Paso Merchant Energy
1001 Louisiana Street               Senior Managing           Managing Director, Merchant             Holding Corporation
Houston, Texas 77002                   Director                      Energy Group                    1001 Louisiana Street
                                                                                                     Houston, Texas 77002

John L. Harrison                  Vice President and           Vice President and Senior            El Paso Merchant Energy
1001 Louisiana Street               Senior Managing           Managing Director, Merchant             Holding Corporation
Houston, Texas 77002                   Director                      Energy Group                    1001 Louisiana Street
                                                                                                     Houston, Texas 77002



                                                                                  Name, Principal Business Address of
                                                                                    Organization in which Principal
            Name and                Capacity in Which          Principal                       Occupation
        Business Address                  Serves              Occupation                      is Conducted
        ----------------            ------------------      --------------        ------------------------------------

(iii) El Paso Corporation

William A. Wise                     President, Chief       Director, President,                 El Paso Corporation
1001 Louisiana Street                   Executive          and Chief Executive                 1001 Louisiana Street
Houston, Texas 77002                  Officer, and          Officer of El Paso                  Houston, Texas 77002
                                         Director              Corporation

H. Brent Austin                      Executive Vice           Executive Vice                    El Paso Corporation
1001 Louisiana Street                 President and        President and Chief                 1001 Louisiana Street
Houston, Texas 77002                 Chief Financial       Financial Officer of                 Houston, Texas 77002
                                        Officer             El Paso Corporation

Ralph Eads                            President, El         President, El Paso                  El Paso Corporation
1001 Louisiana Street                 Paso Merchant          Merchant Energy                   1001 Louisiana Street
Houston, Texas 77002                  Energy Group                Group                         Houston, Texas 77002

Joel Richards III                    Executive Vice           Executive Vice                    El Paso Corporation
1001 Louisiana Street                   President            President, Human                  1001 Louisiana Street
Houston, Texas 77002                                          Resources and                     Houston, Texas 77002
                                                           Administration of El
                                                             Paso Corporation

William A. Smith                     Executive Vice           Executive Vice                    El Paso Corporation
1001 Louisiana Street                   President          President, Business                 1001 Louisiana Street
Houston, Texas 77002                                        Development of El                   Houston, Texas 77002
                                                             Paso Corporation

John W. Somerhalder II                 President,           President, Pipeline                 El Paso Corporation
1001 Louisiana Street                Pipeline Group          Group of El Paso                  1001 Louisiana Street
Houston, Texas 77002                                           Corporation                      Houston, Texas 77002

Britton White Jr.                    Executive Vice           Executive Vice                    El Paso Corporation
1001 Louisiana Street                 President and           President and                    1001 Louisiana Street
Houston, Texas 77002                 General Counsel        General Counsel of                  Houston, Texas 77002
                                                           El Paso Corporation

Jeffrey I. Beason                      Senior Vice        Senior Vice President                 El Paso Corporation
1001 Louisiana Street                 President and        and Controller of El                1001 Louisiana Street
Houston, Texas 77002                   Controller            Paso Corporation                   Houston, Texas 77002

C. Dana Rice                           Senior Vice        Senior Vice President                 El Paso Corporation
1001 Louisiana Street                 President and        and Treasurer of El                 1001 Louisiana Street
Houston, Texas 77002                    Treasurer            Paso Corporation                   Houston, Texas 77002

Patricia A. Shelton                    President,          President of Western             El Paso Natural Gas Company
1001 Louisiana Street               Western Pipeline        Pipeline Division                  1001 Louisiana Street
Houston, Texas 77002                    Division                                                Houston, Texas 77002




                                                                                  Name, Principal Business Address of
                                                                                    Organization in which Principal
            Name and                Capacity in Which          Principal                       Occupation
        Business Address                  Serves              Occupation                      is Conducted
        ----------------            ------------------      --------------        ------------------------------------

E. J. Holm                           Chief Executive         Chief Executive                El Paso Natural Gas Company
1001 Louisiana Street               Officer, Eastern         Officer, Eastern                  1001 Louisiana Street
Houston, Texas 77002                Pipeline Division       Pipeline Division                   Houston, Texas 77002

John D. Hushon                       Chief Executive         Chief Executive            El Paso Energy International Company
1001 Louisiana Street               Officer, El Paso         Officer, El Paso                  1001 Louisiana Street
Houston, Texas 77002                     Europe                   Europe                        Houston, Texas 77002

Greg G. Jenkins                      President of El       President of El Paso           El Paso Global Networks Company
1001 Louisiana Street                  Paso Global           Global Networks                   1001 Louisiana Street
Houston, Texas 77002                    Networks                 Company                        Houston, Texas 77002
                                         Company

Robert G. Phillips                   President of El       President of El Paso            El Paso Field Services Company
1001 Louisiana Street                  Paso Field             Field Services                   1001 Louisiana Street
Houston, Texas 77002                    Services                 Company                        Houston, Texas 77002
                                         Company

James C. Yardley                       President,          President, Southern              Southern Natural Gas Company
1001 Louisiana Street               Southern Natural           Natural Gas                     1001 Louisiana Street
Houston, Texas 77002                   Gas Company               Company                        Houston, Texas 77002

John B. Holmes, Jr.                  Chief Operating         Chief Operating              El Paso Merchant Energy Holding
1001 Louisiana Street                   Officer,           Officer of Merchant                        Company
Houston, Texas 77002                 Merchant Energy           Energy Group                    1001 Louisiana Street
                                          Group                                                 Houston, Texas 77002

Stephen C. Beasley                     President,          President, Tennessee            Tennessee Gas Pipeline Company
1001 Louisiana Street                 Tennessee Gas            Gas Pipeline                    1001 Louisiana Street
Houston, Texas 77002                    Pipeline                 Company                        Houston, Texas 77002
                                         Company

James J. Cleary                      President, ANR          President of ANR                   ANR Pipeline Company
1001 Louisiana Street                   Pipeline             Pipeline Company                  1001 Louisiana Street
Houston, Texas 77002                     Company                                                Houston, Texas 77002

Byron Kelly                           President, El         President, El Paso          El Paso Energy International Company
1001 Louisiana Street                  Paso Energy         Energy International                1001 Louisiana Street
Houston, Texas 77002                  International              Company                        Houston, Texas 77002

Tom Wade                               President,          President, Merchant                 1001 Louisiana Street
1001 Louisiana Street                Merchant Energy         Energy Petroleum                   Houston, Texas 77002
Houston, Texas 77002                    Petroleum                Markets
                                         Markets

Rod Erskine                           President, El        President of El Paso              El Paso Production Company
1001 Louisiana Street                Paso Production        Production Company                 1001 Louisiana Street
Houston, Texas 77002                                                                            Houston, Texas 77002

Byron Allumbaugh                        Director            Retired Chairman,                 610 Newport Center Drive
610 Newport Center Drive,                                     Ralphs Grocery                         Suite 210
Suite 210                                                        Company                      Newport Beach, CA 92660
Newport Beach, CA 92660




                                                                                  Name, Principal Business Address of
                                                                                    Organization in which Principal
            Name and                Capacity in Which          Principal                       Occupation
        Business Address                  Serves              Occupation                      is Conducted
        ----------------            ------------------      --------------        ------------------------------------

David A. Arledge                      Non-Executive         Non-Executive Vice                  El Paso Corporation
1001 Louisiana Street                 Vice Chairman          Chairman of the                   1001 Louisiana Street
Houston, Texas 77002                  of the Board           Board of El Paso                   Houston, Texas 77002
                                                               Corporation

John M. Bissell                         Director             Chairman of the                        Bissell Inc.
2345 Walker Ave., N.W.                                    Board of Bissell Inc.                2345 Walker Ave., N.W.
Grand Rapids, MI 49501                                                                         Grand Rapids, MI 49501
Juan Carlos Braniff                     Director              Vice Chairman,                Universidad 1200, Col. XOCO
Universidad 1200, Col.                                       Grupo Financiero                  Mexico, D.F.C.P. 03339
XOCO                                                             Bancomer

Mexico, D.F.C.P. 03339
James F. Gibbons                        Director          Professor at Stanford                 Stanford University
Stanford University                                        University School of         Paul G. Allen Center for Integrated

Paul G. Allen Center for                                       Engineering                            Systems
Integrated Systems                                                                           Room 201 (Mail Stop 4075)
Room 201 (Mail Stop                                                                              Stanford, CA 94305
4075)
Stanford, CA 94305

Anthony W. Hall, Jr.                    Director           City Attorney, City               Attorney, City of Houston
P.O. Box 1562                                                   of Houston                         P.O. Box 1562
Houston, Texas 77025                                                                            Houston, Texas 77251

Ronald L. Kuehn, Jr.                    Director           Business Consultant                  El Paso Corporation
1001 Louisiana Street                                                                          1001 Louisiana Street
Houston, Texas 77002                                                                            Houston, Texas 77002

J. Carleton MacNeil Jr.                 Director          Securities Consultant         7020 Port Washington Road, Suite 200
7020 Port Washington                                                                            Milwaukee, WI 53217
Road, Suite 200
Milwaukee, WI 53217

Thomas R. McDade                        Director             Senior Partner,               McDade, Fogler, Marnes, L.L.P.
Two Houston Center                                           McDade, Fogler,                     Two Houston Center
909 Fannin, Suite 1200                                        Marnes, L.L.P.                   909 Fannin, Suite 1200
Houston, Texas 77010                                                                            Houston, Texas 77010

Malcolm Wallop                          Director            Chairman, Western                  Western Strategy Group
Western Strategy Group                                        Strategy Group                     1100 Wilson Blvd.,
1100 Wilson Blvd.,                                                                                   Suite 1400
Suite 1400                                                                                      Arlington, VA 22209
Arlington, VA 22209

Joe B. Wyatt                            Director           Chancellor Emeritus,                Vanderbilt University
Vanderbilt University                                     Vanderbilt University                  211 Kirkland Mall
211 Kirkland Mall                                                                               Nashville, TN 37240
Nashville, TN 37240


(d) None of EnCap LP, EnCap Investments, El Paso Merchant Energy, El Paso Corporation, or any of the individuals identified in this Schedule I has, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) None of EnCap LP, EnCap Investments, El Paso Merchant Energy, El Paso Corporation, or any of the individuals identified in this Schedule I has, to the knowledge of the reporting persons after reasonable inquiry, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

(f) Each of the individuals identified in this Schedule I is a citizen of the United States of America, with the exception of Juan Carlos Braniff who is a citizen of Mexico.